UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
January 28, 2021

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On January 28, 2021, the Board of Directors (the “Board”) of Independent Bank Group, Inc. (the “Company”) determined that its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) will be held on May 27, 2021. The Board will establish the format, time and record date for the 2021 Annual Meeting, which will be set forth in the Company’s proxy statement for the 2021 Annual Meeting.
Shareholder proposals intended to be presented under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy statement and accompanying proxy for the 2021 Annual Meeting must be received by the Corporate Secretary of the Company, at 7777 Henneman Way, McKinney, Texas 75070; fax (972) 562-5496; e-mail nmetcalf@ibtx.com, on or before the close of business on February 18, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting. The February 18, 2021 deadline also will apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.
In addition, shareholders of the Company who wish to bring business before the 2021 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal or nomination is received by the Company’s Corporate Secretary at the address specified above no later than the close of business on February 18, 2021. Any such proposal or nomination must meet the requirements set forth in the Company’s bylaws in order to be brought before the 2021 Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated February 3, 2021
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President